BUSINESS LICENSE OF ENTERPRISE IN THE
PEOPLE'S REPUBLIC OF CHINA
REGISTERED NO. 000010




The enterprise is admitted to be registered and do business.


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No. 0272468
Name of Company (Chinese)
(English) Kunmin Xinmao Petrochemical Industrial
     Co. Ltd.
     Add of Co.     No. 50 Mintong Rd., Kunmin City
     Type of Co.    Joint Venture
     Business Scope Processing and Selling Domestic and industrial LPG

          Manufacturing Cylinder Stove. Water Heater.
          Cigarette Lighter and Their Accessories.
          Inspecting, Maintaining and consulting of
          Gas Quality Stove and Cylinder:
          Entrusted Processing of Domestic Crude oil and Sales of its by Products

Registered Capital  1.925 Million USD
Director  Shan Deng
Vice Director  Kaixing LI
General Manager     Shan Deng
Vice General Manager
Branch Agency  Baoji Representative Office

Business Period     from August 28, 1992 to August 28 2012
License Period from August 28, 1992 to August 28 2012


Director of Minister of Commerce Zhongfu Wang
April 3, 1997